HOUSTON AMERICAN ENERGY CORP.

                             2005 STOCK OPTION PLAN


     1.  Purpose.  The  purpose  of this HOUSTON AMERICAN ENERGY CORP 2005 STOCK
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OPTION PLAN ("Plan") is to encourage ownership of common stock, $0.001 par value
("Common Stock"), of HOUSTON AMERICAN ENERGY CORP, a Delaware corporation (the "Company"), by eligible key employees, consultants and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees, consultants and directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of employees, consultants and directors with the shareholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Code.

     2.  Administration.
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          2.1  Administration  by the Board or the Compensation Committee.  This
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Plan  shall  be  administered by the Board of Directors (the "Board") unless the
Board establishes a committee comprised of one or more of its members to carry out such administration, in which case administration of the Plan shall be by a Compensation Committee (the "Committee") designated by the Board of the Company, which shall also designate the Chairman of the Committee.

          2.2  Board  or  Committee  Action.  The  Board,  or  the  Committee as
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appropriate,  shall  hold  its  meetings  at  such times and places as it may be determine. A majority of the members of such Board or Committee shall constitute a quorum, and all determinations of the Board or Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Board or Committee may designate the Secretary of the Company or other Company employees to assist the Board or Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Board or the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

          2.3  Expenses.  All  expenses and liabilities incurred by the Board or
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the  Committee in the administration of this Plan shall be borne by the Company.
The Board or the Committee may employ attorneys, consultants, accountants or other persons.


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     3.  Stock  Reserved.  Subject  to adjustment as provided in Section 3.2 and
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6.11 hereof, the aggregate number of shares of Common Stock that may be optioned under this Plan is 500,000. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under this Plan.

     4.  Eligibility.  The  persons  eligible  to  participate in this Plan as a
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recipient  of options ("Optionee") shall include only key employees, consultants and directors of the Company or its Affiliates at the time the option is granted. An employee or consultant who has been granted an option hereunder may be granted an additional option or options, if the Board or the Committee, as appropriate, shall so determine.

     5.  Grant  of  Options.
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          5.1  Discretion.  The  Board  or Committee, as appropriate, shall have
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sole  and  absolute  discretionary  authority  (i)  to determine, authorize, and designate those key employees, consultants and directors of the Company or its Affiliates who are to receive options under this Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options; provided that consultants and directors who are not employees of the Company may not receive any ISOs. The Board or Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Board or the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

          5.2  Shareholder  Approval.  All  options  granted under this Plan are
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subject  to,  and  may not be exercised before, the approval of this Plan by the shareholders prior to the first anniversary date of the Board meeting held to approve this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat or written consent in accordance with the laws of the State of Delaware; provided that if such approval by the shareholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

          5.3  Limitation on Incentive Stock Options.  The aggregate fair market
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value  (determined  in  accordance with Section 6.2 of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.


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     6.  Terms  and  Conditions.   Each  option granted under this Plan shall be
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evidenced  by  an  agreement,  in a form approved by the Board or the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board or the Committee may deem appropriate.

          6.1  Option  Period.  The Board or the Committee shall promptly notify
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the  Optionee  of  the  option  grant  and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the option is actually granted by the Board or the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant in the case of an ISO) and shall provide that the ISO shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Board or the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

          6.2  Exercise Price.  The exercise price of each share of Common Stock
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subject  to  each  option granted pursuant to this option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Board or the Committee. In the case of ISOs granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Board or the Committee prior to granting the option. The Board or the Committee shall set the exercise price for each share subject to a Nonqualified Option at such price as the Board or the Committee in its sole discretion shall determine, provided that the exercise price of each share of Common Stock subject to a Nonqualified Option shall not be less than 85% of the fair market value of a share of Common Stock on the date the option is granted as determined by the Board or the Committee.

     For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Common Stock on the principal market on which the Common Stock is listed on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not traded on public market at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the closing bid and ask prices of the Common Stock on the most recent date the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board or the Committee in such manner as it deems appropriate.


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
          6.3  Exercise  Period.  The  Board or the Committee may provide in the
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option  agreement that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any option may be exercisable by an Optionee prior to the approval of this Plan by the shareholders of the Company.

          6.4  Procedure  for  Exercise.  Options  shall  be  exercised  by  the
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delivery  by  the  Optionee  of  written  notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Optionee and as permitted by the Board or the Committee in the Agreement granting such options, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) an election by the Optionee to have the Company withhold the number of shares of Common Stock the fair market value, less the exercise price, of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this
Section  6.4.

          6.5  Termination  of  Employment.  If an employee to whom an option is
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granted  ceases  to  be employed by the Company or its affiliates for any reason other than death or disability or if a director or consultant to whom an option is granted ceases to serve on the Board or as a consultant for any reason other than death or disability, any option which is exercisable on the date of such termination of employment or cessation of serving on the Board or cessation of service as a consultant shall expire three-months from the date of such termination or cessation but in no event may the option be exercised after its expiration under the terms of the option agreement.


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
          6.6  Disability  or  Death.  In  the  event  the  Optionee  dies or is
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determined  under this Plan to be disabled while the Optionee is employed by the
Company or its Affiliates, acts as consultant or serves on the Board of the Company, the options previously granted to the Optionee may be exercised (to the extent the Optionee would have been entitled to do so at the date of death or the determination of disability) at any time and from time to time, within a twelve-month period after such death or determination of disability, by the Optionee, the guardian of the Optionee's estate, the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Board or the Committee, the Optionee is incapable of performing services for the Company of the kind the Optionee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

          6.7  Transferability.  An  option  granted pursuant to this Plan shall
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not  be  assignable  or otherwise transferable by the Optionee otherwise than by
Optionee's will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board or the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

          6.8  Incentive  Stock Options.  Each option agreement may contain such
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terms and provisions as the Board or the Committee may determine to be necessary or desirable in order to qualify under the Code of option designated as an incentive stock option.

          6.9  No Rights as Shareholder.  No Optionee shall have any rights as a
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shareholder  with  respect  to  shares  covered by an option until the option is exercised  by  written  notice and accompanied by payment as provided in Section
6.4  above.

          6.10  Extraordinary  Corporate  Transactions.  The  existence  of
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outstanding  options  shall  not  affect  in  any  way the right or power of the
Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or


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
otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the forgoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Board or the Committee, in its sole discretion, may accelerate the time at which all or a portion of an Optionee's options may be exercised for a limited period of time before or after a specified date.

          6.11  Changes  in  Capital  Structure.  If  the  outstanding shares of
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Common  Stock  or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

          6.12  Acceleration  of  Options.  Except  as  hereinbefore  expressly
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provided,  (i)  the  issuance  by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options thereto fore granted or the purchase price per share, unless the Board or the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Board or the Committee may in its sole discretion accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.


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
     7.  Amendments  or  Termination.  The Board may amend, alter or discontinue
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this  Plan,  but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the shareholders, would: (i) except as is provided in Section 6.11 of this Plan, increase the total number of shares reserved for the purposes of this Plan, (ii) change the class of persons eligible to participate in this Plan as provided in Section 4 of this Plan,
(iii) extend the applicable maximum option period provided for in Section 6.1 of this Plan, (iv) extend the expiration date of this Plan set forth in Section 14 of this Plan, (v) except as provided in Section 6.11 of this Plan, decrease to any extent the exercise price of any option granted under this Plan or (vi) withdraw the administration of this Plan from the Board or the Committee.

     8.  Compliance  With  Other Laws and Regulations.  This Plan, the grant and
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exercise  of  options  thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6.10, .11 and .12 of this Plan shall be subject to any shareholder action required by Delaware corporate law.

     9.  Purchase for Investment.  Unless the options and shares of Common Stock
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covered  by  this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     10.  Taxes.
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          10.1  The  Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

          10.2 Notwithstanding the terms of Section 10.1, each Optionee must pay all taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of a Nonqualified Option.

     11.  Replacement  of Options.  The Board or the Committee from time to time
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may  permit  an  Optionee  under  this  Plan  to  surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Board or the Committee. The Board or the Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.


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
     12.  No  Right  to  Employment.  Employees shall be considered to be in the
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employment of the Company so long as they remain employees of the Company or its
Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Board or the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Board or the Committee may approve with reference to the effect of approved leaves of absence.

     13.  Liability  of Company for Non-Issuance of Shares and Tax Consequences.
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The  Company  and  any  Affiliates  that are in existence or hereafter come into existence  shall  not  be  liable  to  an  Optionee  or  other  persons  as  to:

          13.1 The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          13.2 Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

     14.  Effectiveness and Expiration of Plan.  This Plan shall be effective on
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the  date  of adoption by the Board.  If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all options previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date of the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

     15.  Non-Exclusivity  of  this Plan.  Neither the adoption by the Board nor
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the  submission  for  approval  of  this Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     16.  Governing  Law.  This  Plan  and  any  agreements  hereunder  shall be
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interpreted  and  construed in accordance with the laws of the State of Delaware and  applicable  federal  law.

     17.  Cashless Exercise.  The Board or the Committee also may allow cashless
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exercises  as  permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board or the Committee determines to be consistent with this Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Houston American Energy Corp has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 12th day of August 2005.


                                        HOUSTON AMERICAN ENERGY CORP




                                        By: /s/ John Terwilliger
                                        Name:   John Terwilliger
                                        Title:  President


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